                             Oppenheimer U.S. Government Trust
            Statement of Additional Information Supplement dated April 29, 2008

This supplement amends the Statement of Additional Information of Oppenheimer U.S.
Government Trust (the "Fund") dated December 21, 2007. The Statement of Additional
Information is amended as follows:

1.    The second paragraph following the list of Funds that are overseen by the Board on page 30, in the section titled "How the Fund Is Managed-Trustees and Officers of the
   Fund," is deleted in its entirety and is replaced by the following::

     Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without a sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.
     Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.
2.    The following replaces the information regarding Oppenheimer Global Value Fund on page 81 in the section titled "How to Exchange Shares":

o     Oppenheimer Global Value Fund only offers Class A and Class Y shares. Class Y shares of that fund may be acquired only by participants in certain group retirement plans that have an agreement with the Distributor or by present or former officers, directors, trustees and employees (and their eligible family members)
      of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
3.    Effective April 29th, the following replaces the information regarding Class M shares of Oppenheimer Convertible Securities Fund on page 81 in the section titled "How to
   Exchange Shares":

o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds and may be acquired by exchange only by current Class M shareholders of Oppenheimer Convertible Securities Fund and only for Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer
      Cash Reserves.
4.    Effective June 1st, the last paragraph, beginning on page 84, in the section
   "Dividends, Capital Gains and Taxes-Dividends and Distributions" is deleted in its entirety and replaced by the following:

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other types of redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc.
     Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.
5.    Effective April 29th, the first paragraph of section VII "Sales Charge Waivers on
   Purchases of Class M Shares of Oppenheimer Convertible Securities Fund" on page B-11 in the Appendix titled "OppenheimerFunds Special Sales Charge Arrangements and Waivers" is
   deleted in its entirety and replaced by the following:

     Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to
     March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

April 29, 2008                                                      PX0220.017